UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06352

Voya Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:          October 31

Date of reporting period:       November 1, 2017 to April 30, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
April 30, 2018
Classes A, C, I, R, R6 and W
Global Fund-of-Funds
■
Voya Global Target Payment Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.voyainvestments.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

The Passage of Time
Dear Shareholder,
For generations, Time magazine and its companion publications were nearly ubiquitous, a staple of newsstands and doctors’ offices. Time Inc. became a media giant; along with the major newspapers and TV news shows, it functioned as a primary source of information and opinion for many Americans. This year Time Inc. ceased operations, undone by changes in communications technology that had fragmented the audiences — and thus the advertising revenues — that once supported the mega-media outlets.
Many other industries face similar pressures as technology changes business models and resources shift from declining economic sectors to those that offer better returns. Entrepreneurs seeking to make money invent new products and services — those who succeed displace older businesses and alter the economy. According to the notion of “creative destruction,” this sort of churning is a constant feature of capitalistic economies and defines economic progress. While change may not deliver “the best of all possible worlds,”(1) it does keep economic systems dynamic, which creates investment opportunities.
In a connected global economy, opportunities can arise almost anywhere, which is why at Voya we believe in staying fully invested and globally diversified. Broad global diversification across continents, markets and asset classes remains important, in our view, for positioning your portfolio to benefit from potential opportunities. Because no one knows when opportunities will arise, we believe it makes sense to avoid the temptation to time market entries and exits. In our opinion, such considerations do not offer good reasons to consider changing one’s investment strategy.
Good reasons to change strategy might be changes in your investment goals or life situation. If your goals or needs have changed, thoroughly discuss these issues with your financial advisor before undertaking any alteration of your investment strategy.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
May 23, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)
Thanks to Dr. Pangloss for this suggestion.

Market Perspective: Six Months Ended April 30, 2018

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were already up more than 15% in 2017, rising every month. A “buy-the-dip” mentality prevailed, in which any disappointment or setback was soon forgiven, leaving the Index to resume its advance. The narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, was intact. (The Index returned 3.40% for the six-months ended April 30, 2018, measured in U.S. dollars.)
But in February the spell was broken, and after 15 consecutive gains, the Index suffered its first monthly loss. Another loss followed in March, and for the first half of the fiscal year the Index managed a gain of just 2.37%.
The new fiscal year started with U.S. gross domestic product (“GDP”) having grown 3.16% annualized, in the third quarter of 2017. Tax reform progressed fitfully from the outline in October until the final product signed into law on December 22. For investors the key feature of tax reform was the reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends.
Nine days earlier the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25bp (0.25%) from 1.25% to 1.50%, with three more increases projected for 2018. As the year ended, new unemployment claims were near a 44-year low and the unemployment rate was stable at 4.1%. Some commentators wondered whether a tax cut stimulus costing $1 trillion to an already strong economy near full employment, would require more than three increases, and how would markets react when this became evident.
Internationally, in the euro zone, evidence of economic recovery continued to accumulate in the first weeks of 2018, with GDP growth at 2.7% year-over-year and unemployment edging down to 8.6%, the lowest since December 2008. Purchasing managers’ indices, closely watched leading indicators of economic activity, reached multi-year highs early in 2018. But as the quarter wore on, these were starting to fade and the March readings were the lowest of the year.
China’s GDP grew 6.8% year-over-year in the fourth quarter of 2017, matching growth in the third, and contributing to 6.9% growth in 2017 as a whole over 2016. In Japan, GDP grew at 1.6% annualized in the fourth quarter of 2017 over the third, the eighth consecutive quarter of growth. However, wage and price inflation stayed stubbornly low.
Back in the U.S., economic reports had a moderate tone early in 2018. Mixed purchasing managers’ indices were accompanied by a mildly disappointing employment report showing 148,000 new jobs created, well below expectations, with net downward revisions to earlier months. Still, the three-month average was just above 200,000 and the unemployment rate was holding at 4.1%. GDP growth was initially recorded at 2.56% annualized in the fourth quarter of 2017.
Then in late January, Bloomberg reported that the Treasury would boost bond sales to cover a mounting budget deficit, now projected to reach $1.1 trillion by 2019. FOMC minutes were seen as hawkish. The February employment report showed the strongest wage growth since 2009. The Index was already falling. On March 21, the FOMC raised rates from 1.50% to 1.75% and in
April Treasury yields reached four-year highs, with wage and price inflation accelerating.
But by then investors had something else to worry about. On March 1, the White House announced tariffs of 25% on imported steel and 10% on imported aluminum, followed three weeks later by specific tariffs on Chinese imports. While the measures looked like bargaining chips, threats of retaliation were swift and the risks of a trade war to global growth, which had underpinned much of the rise in equity prices in recent years, were abundantly clear.
Having set a new record on January 26, the Index fell 7.27% by the end of March, with a 1.94% bounce back in April.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) fell 0.90% in the fiscal half-year. The Bloomberg Barclays U.S. Treasury Bond Index fell 1.81%, as the yield curve rose. Indices of riskier classes were mixed against Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index shed 2.48%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) only slipped 0.17%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 3.82% through April. The earnings per share of its constituent companies resumed double-digit growth in the fourth quarter of 2017, increasing 15.03% year-over-year. The consumer discretionary sector was the top performer, up 13.54%; utilities incurred the biggest loss, down 4.78%.
Despite rising U.S. Treasury yields, movements in currencies reflected a weaker dollar during the period. The dollar fell 3.58% against the euro, 3.50% against the pound and 3.91% against the yen. There was considerable commentary among experts on dollar weakness over the previous year. However, in April, dollar strength appeared to be returning.
International markets were all unnerved by February’s general upsurge in volatility and by the risk of a trade war referred to above. In addition, the fiscal boost in the U.S. probably improved that market’s relative attractiveness. MSCI Japan® Index added just 1.38% over the half-year, with sentiment also depressed by indications from the Bank of Japan that the end of monetary stimulus was in its sights. MSCI Europe ex UK® Index drifted down 1.41%. The strength of the euro worried investors as did the cooling of leading economic indicators. MSCI UK® Index edged up 2.09%, sentiment dampened by a slowing economy, uncertainty about Brexit, and the precarious position of the UK’s political leadership.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Citigroup 3-Month U.S. Treasury Bill Index	The index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.
FTSE EPRA/NAREIT Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Benchmark Descriptions

Index	Description
The S&P/LSTA Leveraged Loan Index	A total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Portfolio Managers’ Report	Voya Global Target Payment Fund

Voya Global Target Payment Fund’s (the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund primarily invests in a combination of other Voya mutual funds in accordance with target allocations. The Fund may also invest in other unaffiliated investment companies (collectively, with Voya mutual funds, referred to as the “Underlying Funds”). The Fund is managed by Paul Zemsky, CFA, and Jody Hrazanek, Portfolio Managers** of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund’s MPP is designed to provide 12 level monthly payments throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years and the Sub-Adviser’s assessment of the Fund’s objectives and market conditions. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets to Underlying Funds representing different asset classes and investments, the performance of the Fund’s other investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down from one year to the next and over time, depending on the timing of your investments in the Fund. The Fund may, under its MPP, return capital to a shareholder which will decrease the shareholder’s cost basis in the Fund and will affect the amount of any capital gain or loss that a shareholder realizes when selling or exchanging Fund shares. Any redemption you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.
Target Allocations as of April 30, 2018 (as a percentage of net assets)

Large Cap	22.50%
Mid Cap	4.00%
Small Cap	2.00%
International Developed	27.00%
Emerging Markets	7.00%
Global Real Estate	1.50%
Core Fixed Income	20.10%
Global Bond	2.00%
U.S. High Yield	6.00%
Senior Loans	7.50%
Cash	0.40%
Portfolio holdings are subject to change daily.
Performance: For the six-month period ended April 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.67% compared to the S&P Target Risk Growth Index, the GTP Composite Index(1) and the 60% MSCI All Country World IndexSM/40% Bloomberg Barclays U.S. Aggregate Bond Index, which returned 1.46%, 1.72% and 1.44%, respectively, for the six-month period. During the six-month period, the Fund achieved its primary investment objective: to meet its MPP by delivering level monthly payments of  $0.038 per share for Class A shares for the six-month period ended April 30, 2018.
Portfolio Specifics: For the reporting period, the Fund underperformed both the GTP Composite Index and the S&P Target Risk Growth Index. The primary cause of the underperformance relative to the GTP Composite Index, aside from the expenses of the underlying mutual funds, was the call option overlay strategy. This strategy is an integral part of the process to meet the Fund’s primary investment objective. In the review period, however, option premiums collected fell short of option settlements paid.
The Fund attempts to outperform the GTP Composite Index through tactical asset allocation, i.e., deviating from the GTP Composite Index weightings over the short and medium term. For the six-month period, results over all were practically neutral before expenses. The Fund’s allocation effect on returns from the tactical moves executed during the period was slightly negative. The biggest detractor during the period was a currency hedged overweight to Japanese equities, which suffered from softer economic data, foreign policy uncertainty and a stronger yen. On the plus side, an overweight to U.S. large-cap growth stocks versus value was a benefit. In total, tactical asset allocation detracted slightly from performance.
The Fund also attempts to outperform through the selection of managers to run the underlying funds, which represent the various asset classes within the GTP Composite Index. The biggest detractors from relative returns over the period were the Voya Multi-Manager Emerging Markets Fund, Voya Small Company Fund and Voya Multi-Manager International Equity Fund. The largest outperformers were Voya Global Bond Fund, Voya Large Cap Value Fund and Voya Intermediate Bond Fund.
At the end of February, the investment team re-evaluated the Fund’s strategic asset allocation based on our annual Fund review process. Changes include an increase in equities versus fixed income, a flattening of the prior strategic overweight to value versus growth, a reduced allocation to U.S. small-cap equity, an increase to both international developed and

Voya Global Target Payment Fund	Portfolio Managers’ Report

emerging market Equities, as well as decreases to global real estate, U.S. core bonds and high yield bonds. The investment team believes that although we are in the later stages of a bull market, it is still too early to turn bearish. Nonetheless, portfolios need to be rotated away from smaller capitalization U.S. stocks and toward international markets, where economies are in earlier stages of their business cycles.
Current Strategy and Outlook: We remain positive on equities based on two strong fundamental global drivers: solid corporate profits and robust, synchronous economic growth. We are mindful, however, that the cycle has advanced and labor markets have continued to tighten during 2018, particularly in the United States. Within equities, we are moving toward developed international and emerging markets and away from small- and mid-cap stocks in the U.S.
Our work indicates that markets outside the U.S. have more slack in terms of inflation and labor markets. Therefore, we believe that they will not be tightening policy as quickly as the U.S. over the course of this year. Additionally, we believe that some of the long-held reasons the U.S. has been outperforming the rest of the world are falling to the wayside, with current account and budget deficit dynamics scoring much more favorably in the emerging markets than elsewhere in the world. We also believe that developed international equity markets are experiencing signs of a slow but sustainable growth trajectory and more accommodative monetary policy, which should favor their equity markets over the U.S. for the next 12 months. To be sure, our 10-year capital market assumptions still forecast higher returns for the U.S.; but over the next one to three years, we believe the U.S. may lag the rest of the world.
In terms of fixed income, we still believe equities will outpace bonds but we have scaled back our duration underweight. We recognize bond yields have come quite a long way from the lows of mid-2016, when 10-year U.S. Treasuries were at 1.36%, and the rise in yields has ameliorated some of the material richness in bonds. Nevertheless, we are still underweight duration, but less so than in 2017. We remain underweight high yield and find better value in senior loans, which we believe can benefit from higher short-term interest rates. We also maintain our underweight to international fixed income, as yields are unfavorable.

*
Please see the Fund’s “Additional Information” section regarding the MPP on page 31.

**
Effective May 1, 2018, Barbara Reinhard was added as a portfolio manager of the Fund. Effective May 11, 2018, Jody Hrazanek was removed as a portfolio manager of the Fund.

(1)
The GTP Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund can be compared. As of April 30, 2018, the index allocation is approximately: 6% of the S&P 500® Index, 6.5% of the Russell 1000® Growth Index, 8.5% of the Russell 1000® Value Index, 4% of the Russell Midcap® Index, 2% of the Russell 2000® Index, 27% of the MSCI EAFE® Index, 7% of the MSCI Emerging Markets IndexSM, 3% of the FTSE/EPRA NAREIT Developed Index, 20.1% of the Bloomberg Barclays U.S. Aggregate Bond Index, 6% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index, 2% of the Bloomberg Barclays Global Aggregate Index, 7.5% of the S&P/LSTA Leveraged Loan Index, and 0.4% of the Citigroup 3-Month U.S. Treasury Bill Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 to April 30, 2018. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended April 30, 2018**	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended April 30, 2018**
Class A	$1,000.00	$1,006.70	0.63%	$3.13	$1,000.00	$1,021.67	0.63%	$3.16
Class C	1,000.00	1,002.50	1.38	6.85	1,000.00	1,017.95	1.38	6.90
Class I	1,000.00	1,008.10	0.36	1.79	1,000.00	1,023.01	0.36	1.81
Class R	1,000.00	1,005.20	0.88	4.38	1,000.00	1,020.43	0.88	4.41
Class R6(1)	1,000.00	999.64	0.36	0.61	1,000.00	1,023.01	0.36	1.81
Class W	1,000.00	1,008.20	0.38	1.89	1,000.00	1,022.91	0.38	1.91

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was February 28, 2018. Expenses paid for the actual Fund’s return reflect the 62-day period ended April 30, 2018.

STATEMENT OF ASSETS AND LIABILITIES as of April 30, 2018 (Unaudited)

ASSETS:
Investments in affiliated underlying funds at fair value*	$400,133,580
Investments in unaffiliated underlying funds at fair value**	97,267,263
Short-term investments at fair value***	3,502,823
Cash collateral for futures	974
Receivables:
Investments in affiliated underlying funds sold	43,445,602
Investments in unaffiliated underlying funds sold	32,931,908
Fund shares sold	2,078,423
Dividends	486,611
Prepaid expenses	77,175
Reimbursement due from manager	5
Other assets	9,477
Total assets	579,933,841
LIABILITIES:
Income distribution payable	90,237
Payable for investments in affiliated underlying funds purchased	28,629,874
Payable for investments in unaffiliated underlying funds purchased	35,479,647
Payable for fund shares redeemed	1,666,911
Payable for investment management fees	92,851
Payable for distribution and shareholder service fees	164,028
Payable for directors fees	2,551
Payable to directors under the deferred compensation plan (Note 6)	9,477
Other accrued expenses and liabilities	161,085
Written options, at fair value^	804,579
Total liabilities	67,101,240
NET ASSETS	$512,832,601
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$492,725,883
Undistributed net investment income	2,697,985
Accumulated net realized gain	2,442,418
Net unrealized appreciation	14,966,315
NET ASSETS	$512,832,601
* Cost of investments in affiliated underlying funds	$389,215,422
** Cost of investments in unaffiliated underlying funds	$93,820,114
*** Cost of short-term investments	$3,502,823
^ Premiums received on written options	$1,404,612
See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES as of April 30, 2018 (Unaudited) (continued)

Class A
Net assets	$184,292,267
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	22,373,782
Net asset value and redemption price per share†	$8.24
Maximum offering price per share (5.75%)(1)	$8.74
Class C
Net assets	$153,559,435
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	18,026,467
Net asset value and redemption price per share†	$8.52
Class I
Net assets	$129,932,565
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	15,829,478
Net asset value and redemption price per share	$8.21
Class R
Net assets	$302,115
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	36,700
Net asset value and redemption price per share	$8.23
Class R6
Net assets	$2,990
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	364
Net asset value and redemption price per share	$8.21
Class W
Net assets	$44,743,229
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	5,464,216
Net asset value and redemption price per share	$8.19

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended April 30, 2018 (Unaudited)

INVESTMENT INCOME:
Interest	$735
Dividends from affiliated underlying funds	7,188,379
Dividends from unaffiliated underlying funds	1,146,486
Total investment income	8,335,600
EXPENSES:
Investment management fees	554,187
Distribution and shareholder service fees:
Class A	222,962
Class C	777,583
Class R	844
Transfer agent fees:
Class A	72,962
Class C	63,612
Class I	24,366
Class R	71
Class R6	3
Class W	18,181
Shareholder reporting expense	61,540
Registration fees	47,325
Professional fees	24,107
Custody and accounting expense	12,885
Director fees	10,205
Miscellaneous expense	10,940
Interest expense	170
Total expenses	1,901,943
Recouped and reimbursed fees	53,185
Net expenses	1,955,128
Net investment income	6,380,472
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	3,761,366
Sale of unaffiliated underlying funds	1,500,322
Capital gain distributions from affiliated underlying funds	10,323,062
Foreign currency related transactions	(6,167)
Futures	(413,279)
Written options	(2,775,137)
Net realized gain	12,390,167
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(15,397,665)
Unaffiliated underlying funds	(1,679,166)
Foreign currency related transactions	5,071
Futures	(371,970)
Written options	1,415,739
Net change in unrealized appreciation (depreciation)	(16,027,991)
Net realized and unrealized loss	(3,637,824)
Increase in net assets resulting from operations	$2,742,648

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended April 30, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income	$6,380,472	$7,540,523
Net realized gain	12,390,167	4,493,931
Net change in unrealized appreciation (depreciation)	(16,027,991)	37,403,614
Increase in net assets resulting from operations	2,742,648	49,438,068
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,120,828)	(3,857,343)
Class C	(554,211)	(2,625,874)
Class I	(965,088)	(2,976,535)
Class R	(1,643)	(6,747)
Class R6	(7)	—
Class W	(347,086)	(1,103,893)
Net realized gains:
Class A	(1,832,360)	(1,246,360)
Class C	(1,573,173)	(1,261,946)
Class I	(1,308,341)	(811,183)
Class R	(3,611)	(2,755)
Class W	(456,599)	(355,060)
Return of capital:
Class A	(1,938,195)	(4,244,042)
Class C	(1,543,155)	(4,003,801)
Class I	(1,412,899)	(2,876,850)
Class R	(3,365)	(8,605)
Class R6	(22)	—
Class W	(482,210)	(1,097,791)
Total distributions	(13,542,793)	(26,478,785)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	66,508,272	130,669,608
Reinvestment of distributions	13,016,213	25,117,288
	79,524,485	155,786,896
Cost of shares redeemed	(55,448,672)	(150,505,594)
Net increase in net assets resulting from capital share transactions	24,075,813	5,281,302
Net increase in net assets	13,275,668	28,240,585
NET ASSETS:
Beginning of year or period	499,556,933	471,316,348
End of year or period	$512,832,601	$499,556,933
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$2,697,985	$(4,409,071)

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
04-30-18	8.41	0.11•	(0.04)	0.07	0.06	0.09	0.09	0.24	—	8.24	0.67	0.62	0.63	0.63	2.66	184,292	49
10-31-17	8.01	0.14•	0.73	0.87	0.13	0.13	0.21	0.47	—	8.41	11.17	0.62	0.66	0.66	1.73	174,532	37
10-31-16	8.40	0.13	0.02	0.15	0.15	0.13	0.26	0.54	—	8.01	1.92	0.64	0.63	0.63	1.60	155,070	57
10-31-15	8.89	0.15	(0.10)	0.05	0.18	0.11	0.25	0.54	—	8.40	0.55	0.64	0.61	0.61	1.56	145,212	82
10-31-14	8.90	0.14•	0.38	0.52	0.16	0.27	0.10	0.53	—	8.89	6.07	0.60	0.56	0.56	1.60	114,197	22
10-31-13	8.45	0.21	0.78	0.99	0.29	0.09	0.16	0.54	—	8.90	12.05	0.66	0.53	0.53	2.62	68,100	71
Class C
04-30-18	8.70	0.08•	(0.05)	0.03	0.03	0.09	0.09	0.21	—	8.52	0.25	1.37	1.38	1.38	1.93	153,559	49
10-31-17	8.29	0.09•	0.74	0.83	0.08	0.13	0.21	0.42	—	8.70	10.29	1.37	1.41	1.41	1.01	156,353	37
10-31-16	8.68	0.07	0.03	0.10	0.10	0.13	0.26	0.49	—	8.29	1.28	1.39	1.38	1.38	0.85	170,237	57
10-31-15	9.19	0.07•	(0.09)	(0.02)	0.13	0.11	0.25	0.49	—	8.68	(0.23)	1.39	1.36	1.36	0.80	160,632	82
10-31-14	9.21	0.07•	0.40	0.47	0.12	0.27	0.10	0.49	—	9.19	5.21	1.35	1.31	1.31	0.78	113,862	22
10-31-13	8.75	0.15•	0.81	0.96	0.25	0.09	0.16	0.50	—	9.21	11.15	1.41	1.28	1.28	1.68	38,468	71
Class I
04-30-18	8.38	0.12•	(0.04)*	0.08	0.07	0.09	0.09	0.25	—	8.21	0.81	0.32	0.36	0.36	2.92	129,933	49
10-31-17	7.99	0.17•	0.71	0.88	0.15	0.13	0.21	0.49	—	8.38	11.40	0.32	0.35	0.35	2.03	125,078	37
10-31-16	8.37	0.16	0.03	0.19	0.18	0.13	0.26	0.57	—	7.99	2.38	0.34	0.32	0.32	1.93	101,305	57
10-31-15	8.87	0.16•	(0.09)	0.07	0.21	0.11	0.25	0.57	—	8.37	0.82	0.34	0.30	0.30	1.89	98,994	82
10-31-14	8.89	0.15•	0.39	0.54	0.19	0.27	0.10	0.56	—	8.87	6.25	0.34	0.31	0.31	1.72	76,730	22
10-31-13	8.44	0.24•	0.78	1.02	0.32	0.09	0.16	0.57	—	8.89	12.38	0.39	0.28	0.28	2.78	12,573	71
Class R
04-30-18	8.40	0.10•	(0.05)	0.05	0.04	0.09	0.09	0.22	—	8.23	0.52	0.87	0.88	0.88	2.45	302	49
10-31-17	8.00	0.13•	0.72	0.85	0.11	0.13	0.21	0.45	—	8.40	10.86	0.87	0.90	0.90	1.59	348	37
10-31-16	8.38	0.10	0.04	0.14	0.13	0.13	0.26	0.52	—	8.00	1.77	0.89	0.88	0.88	1.34	399	57
10-31-15	8.88	0.12•	(0.09)	0.03	0.17	0.11	0.25	0.53	—	8.38	0.26	0.89	0.86	0.86	1.41	53	82
10-31-14	8.89	0.12	0.38	0.50	0.14	0.27	0.10	0.51	—	8.88	5.82	0.85	0.81	0.81	1.34	5	22
10-31-13	8.45	0.21•	0.76	0.97	0.28	0.09	0.16	0.53	—	8.89	11.75	0.91	0.78	0.78	2.39	3	71
Class R6
02-28-18(5) - 04-30-18	8.32	0.02•	(0.05)	(0.03)	0.02	—	0.06	0.08	—	8.21	(0.36)	0.97	0.36	0.36	1.56	3	49
Class W
04-30-18	8.36	0.12•	(0.04)*	0.08	0.07	0.09	0.09	0.25	—	8.19	0.82	0.37	0.38	0.38	2.89	44,743	49
10-31-17	7.97	0.17•	0.71	0.88	0.15	0.13	0.21	0.49	—	8.36	11.42	0.37	0.41	0.41	2.02	43,246	37
10-31-16	8.36	0.15	0.02	0.17	0.17	0.13	0.26	0.56	—	7.97	2.23	0.39	0.38	0.38	1.84	44,305	57
10-31-15	8.85	0.15•	(0.08)	0.07	0.20	0.11	0.25	0.56	—	8.36	0.82	0.39	0.36	0.36	1.79	37,871	82
10-31-14	8.87	0.16	0.38	0.54	0.19	0.27	0.10	0.56	—	8.85	6.26	0.35	0.31	0.31	1.87	23,385	22
10-31-13	8.43	0.24•	0.77	1.01	0.32	0.09	0.16	0.57	—	8.87	12.27	0.41	0.28	0.28	2.73	13,716	71
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of the Underlying Funds.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of the State of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of six separate active investment series. This report is for Voya Global Target Payment Fund (“Global Target Payment” or the “Fund”), which is a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
The Fund’s MPP is designed to make level payments once per month throughout each calendar year. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended April 30, 2018.
The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of April 30, 2018, the total fair value of written OTC call options subject to Master Agreements in a liability position was $804,579. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties.
G. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the period ended April 30, 2018, the Fund has written options on equity indices in an attempt to generate income from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of one or more of the affiliated Underlying Funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such affiliated Underlying Funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated Underlying Funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated Underlying Funds during periods of declining markets.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Please refer to Note 8 for the volume of written option activity during the period ended April 30, 2018.
H. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts, if any, are reported on a table following the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30, 2018, the Fund had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. During the period ended April 30, 2018, the Fund had sold futures contracts on various equity indices to manage exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended April 30, 2018, the Fund had an average notional value on futures contracts purchased and sold of  $15,020,167and $15,645,788, respectively. Please refer to the tables following the Portfolio of Investments for open futures contracts at April 30, 2018.
I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended April 30, 2018, the cost of purchases and the proceeds from sales of investments, excluding short-term securities, were: $247,770,706 and $247,721,605, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.40% of the Fund’s average daily net assets invested in unaffiliated Underlying Funds or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except Class I, Class R6 and Class W) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A, Class C and Class R shares pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 0.50%, respectively.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2018, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$56,127	$—
Contingent Deferred Sales Charges:	—	3,871
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES
At April 30, 2018, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Fund.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)(1)
Class A	Class C	Class I	Class R	Class R6	Class W
1.30%	2.05%	0.99%	1.55%	0.99%	1.05%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of April 30, 2018, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	April 30,
	2019	2020	2021	Total
Class I	$11,460	$9,089	$—	$20,549
The Expense Limitation Agreement is contractual through at least March 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 8 — WRITTEN OPTIONS
Transactions in written OTC call options on equity indices for the period ended April 30, 2018 were as follows:
	Number of Contracts	Premiums Received
Balance at 10/31/2017	681,770	$888,850
Options Written	4,346,251	7,379,736
Options Expired	(840,333)	(1,880,678)
Options Terminated in Closing Purchase Transactions	(3,495,776)	(4,983,296)
Balance at 4/30/2018	691,912	$1,404,612
NOTE 9 — LINE OF CREDIT
Effective May 19, 2017, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the period ended April 30, 2018 as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
1	$619,000	2.16%

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
4/30/2018	2,850,466	—	540,327	(1,770,869)	1,619,924	23,932,848	—	4,538,080	(14,926,126)	13,544,802
10/31/2017	4,677,704	—	1,016,889	(4,297,641)	1,396,952	38,456,526	—	8,347,809	(35,259,697)	11,544,638
Class C
4/30/2018	1,320,241	—	412,424	(1,682,129)	50,536	11,509,283	—	3,583,804	(14,654,891)	438,196
10/31/2017	2,296,754	—	910,713	(5,777,205)	(2,569,738)	19,538,496	—	7,720,610	(48,864,299)	(21,605,193)
Class I
4/30/2018	2,939,476	—	431,515	(2,463,855)	907,136	24,773,192	—	3,612,392	(20,725,700)	7,659,884
10/31/2017	7,236,724	—	792,948	(5,793,867)	2,235,805	59,207,609	—	6,488,549	(47,225,029)	18,471,129
Class R
4/30/2018	1,434	—	1,025	(7,226)	(4,767)	12,119	—	8,613	(60,463)	(39,731)
10/31/2017	4,710	—	2,208	(15,282)	(8,364)	38,809	—	18,072	(122,999)	(66,118)
Class R6
2/28/2018(1) - 4/30/2018	361	—	3	—	364	3,000	—	29	—	3,029
Class W
4/30/2018	749,500	—	152,468	(608,901)	293,067	6,277,830	—	1,273,295	(5,081,492)	2,469,633
10/31/2017	1,641,838	—	311,779	(2,339,673)	(386,056)	13,428,168	—	2,542,248	(19,033,570)	(3,063,154)

(1)
Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of April 30, 2018 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions in the current tax period ending April 30, 2018 has been estimated below and may change after the Fund’s tax year-end of December 31, 2018. The tax composition of dividends and distributions to shareholders was as follows:
Four Months Ended April 30, 2018		Tax Year Ended December 31, 2017
Ordinary Income	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
$1,456,114	$7,644,601	$12,669,167	$5,174,084	$7,973,508
The tax-basis components of distributable earnings as of the Fund’s tax year ended December 31, 2017 were:
Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)
$(414)	$25,252,016
At December 31, 2017, the Fund did not have any capital loss carryovers for U.S. federal income tax purposes.
Of the ordinary distributions made during the year ended December 31, 2017, 18.87% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of April 30, 2018, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 12 — SUBSEQUENT EVENTS
Line of Credit renewal: Effective May 18, 2018, the funds to which the Credit Agreement is available have entered into a Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Dividends: Subsequent to April 30, 2018, the Fund declared dividends of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.0380	June 1, 2018	May 30, 2018
Class C	$0.0340	June 1, 2018	May 30, 2018
Class I	$0.0400	June 1, 2018	May 30, 2018
Class R	$0.0360	June 1, 2018	May 30, 2018
Class R6	$0.0400	June 1, 2018	May 30, 2018
Class W	$0.0400	June 1, 2018	May 30, 2018
Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the fund may constitute a return of capital.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of April 30, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 19.0%
315,043	iShares Core U.S. Aggregate Bond ETF	$33,394,558	6.5
434,267	iShares MSCI EAFE Index Fund	30,720,047	6.0
217,378	iShares MSCI Emerging Markets Index Fund	10,199,376	2.0
105,727	iShares Russell 1000 Value Index Fund	12,723,187	2.5
38,400 (1)	iShares S&P 500 Index Fund	10,230,095	2.0
	Total Exchange-Traded Funds (Cost $93,820,114)	97,267,263	19.0
MUTUAL FUNDS: 78.0%
	Affiliated Investment Companies: 78.0%
3,916,614	Voya Floating Rate Fund - Class I	38,656,980	7.5
1,034,301	Voya Global Bond Fund - Class R6	10,280,954	2.0
463,888	Voya Global Real Estate Fund - Class R6	7,714,452	1.5
3,914,805	Voya High Yield Bond Fund - Class R6	30,887,810	6.0
7,150,632	Voya Intermediate Bond Fund - Class R6	70,076,191	13.7
1,557,736	Voya Large Cap Value Fund - Class R6	20,266,142	3.9
548,988	Voya Large-Cap Growth Fund - Class R6	22,815,954	4.4
395,681 (1)	Voya MidCap Opportunities Fund - Class R6	10,180,868	2.0
1,947,408	Voya Multi-Manager Emerging Markets Equity Fund - Class I	25,627,892	5.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
3,535,594	Voya Multi-Manager International Equity Fund - Class I	$43,487,806	8.5
5,983,831	Voya Multi-Manager International Factors Fund - Class I	64,026,996	12.5
871,457	Voya Multi-Manager Mid Cap Value Fund - Class I	10,169,898	2.0
603,795	Voya Small Company Fund - Class R6	10,143,762	2.0
3,156,779	Voya U.S. High Dividend Low Volatility Fund - Class I	35,797,875	7.0
	Total Mutual Funds (Cost $389,215,422)	400,133,580	78.0
	Total Long-Term Investments (Cost $483,035,536)	497,400,843	97.0
SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
3,502,823 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.590% (Cost $3,502,823)	3,502,823	0.7
	Total Short-Term Investments (Cost $3,502,823)	3,502,823	0.7
	Total Investments in Securities (Cost $486,538,359)	$500,903,666	97.7
	Assets in Excess of Other Liabilities	11,928,935	2.3
	Net Assets	$512,832,601	100.0

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of April 30, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$97,267,263	$—	$—	$97,267,263
Mutual Funds	400,133,580	—	—	400,133,580
Short-Term Investments	3,502,823	—	—	3,502,823
Total Investments, at fair value	$500,903,666	$—	$—	$500,903,666
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of April 30, 2018 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2018
Other Financial Instruments+
Futures	974	—	—	974
Total Assets	$500,904,640	$—	$—	$500,904,640
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(804,579)	$—	$(804,579)
Total Liabilities	$—	$(804,579)	$—	$(804,579)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended April 30, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/2017	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 4/30/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$37,288,812	$1,629,412	$(411,349)	$150,105	$38,656,980	670,064	$1,929	$—
Voya Global Bond Fund - Class R6	9,679,187	10,851,172	(10,124,557)	(124,848)	10,280,954	141,950	(140,204)	—
Voya Global Real Estate Fund - Class R6	19,660,571	20,693,909	(32,126,710)	(513,318)	7,714,452	499,750	55,784	—
Voya High Yield Bond Fund - Class R6	29,716,044	21,959,939	(20,163,775)	(624,398)	30,887,810	660,579	(292,617)	—
Voya Intermediate Bond Fund - Class R6	84,840,622	24,386,824	(36,485,090)	(2,666,165)	70,076,191	1,414,077	(190,529)	—
Voya Multi-Manager International Factors Fund - Class I	55,268,814	12,092,869	(1,407,328)	(1,927,359)	64,026,996	1,670,374	309,724	1,605,956
Voya Large Cap Value Fund - Class R6	29,672,406	3,184,985	(10,954,328)	(1,636,921)	20,266,142	270,295	(279,115)	2,468,979
Voya Large-Cap Growth Fund - Class R6	33,164,154	2,299,812	(10,542,122)	(2,105,890)	22,815,954	154,587	2,307,630	1,673,780
Voya MidCap Opportunities Fund - Class R6	10,151,079	1,547,655	(707,975)	(809,891)	10,180,868	—	90,498	1,276,209
Voya Multi-Manager Emerging Markets Equity Fund - Class I	15,576,830	10,963,424	(291,085)	(621,277)	25,627,892	212,797	127,448	—
Voya Multi-Manager International Equity Fund - Class I	45,195,863	9,318,101	(9,241,260)	(1,784,898)	43,487,806	777,158	1,725,333	241,628
Voya Multi-Manager Mid Cap Value Fund - Class I	10,235,328	1,010,675	(527,129)	(548,976)	10,169,898	74,073	72,871	589,438
Voya Small Company Fund - Class R6	20,886,905	2,451,183	(11,362,030)	(1,832,296)	10,143,762	63,714	(156,129)	2,135,796
Voya U.S. High Dividend Low Volatility Fund - Class I	20,265,266	16,714,744	(830,602)	(351,533)	35,797,875	578,961	128,743	331,276
	$421,601,881	$139,104,704	$(145,175,340)	$(15,397,665)	$400,133,580	$7,188,379	$3,761,366	$10,323,062

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At April 30, 2018, the following futures contracts were outstanding for Voya Global Target Payment Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	96	06/15/18	$12,705,600	$974
			$12,705,600	$974

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of April 30, 2018 (Unaudited) (continued)

At April 30, 2018, the following OTC written equity options were outstanding for Voya Global Target Payment Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
iShares MSCI Emerging Markets ETF	Goldman Sachs International	Call	05/17/18	47.860 USD	142,917	6,705,666	$133,927	$(44,962)
iShares® MSCI EAFE Index Fund	Goldman Sachs International	Call	05/03/18	69.680 USD	512,342	36,243,073	594,419	(556,591)
S&P 500® Index	Goldman Sachs International	Call	05/17/18	2,693.130 USD	13,828	36,617,235	511,686	(173,419)
SPDR® S&P® MidCap 400 ETF	JPMorgan Chase Bank N.A.	Call	05/03/18	341.730 USD	22,825	7,772,141	164,580	(29,607)
							$1,404,612	$(804,579)

Currency Abbreviations
USD –  United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of April 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$974
Total Asset Derivatives		$974
Liability Derivatives
Equity contracts	Written options, at fair value	804,579
Total Liability Derivatives		$804,579

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Written options	Total
Equity contracts	$(413,279)	$(2,775,137)	$(3,188,416)
Total	$(413,279)	$(2,775,137)	$(3,188,416)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Written options	Total
Equity contracts	$(371,970)	$1,415,739	$1,043,769
Total	$(371,970)	$1,415,739	$1,043,769

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of April 30, 2018 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at April 30, 2018.
	Goldman Sachs International	JPMorgan Chase Bank N.A.	Totals
Liabilities:
Written options	$774,972	$29,607	$804,579
Total Liabilities	$774,972	$29,607	$804,579
Net OTC derivative instruments by counterparty, at fair value	$(774,972)	$(29,607)	$(804,579)
Total collateral pledged by Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(774,972)	$(29,607)	$(804,579)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At April 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $485,204,467.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$22,118,465
Gross Unrealized Depreciation	(7,222,870)
Net Unrealized Appreciation	$14,895,595

See Accompanying Notes to Financial Statements

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contract AND SUB-ADVISORY CONTRACT
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Directors, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and Voya Series Fund, Inc. (the “Company”), on behalf of Voya Global Target Payment Fund, a series of the Company (the “Fund”), and the sub-advisory contract (the “Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of the Management Contract and the Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contract and Sub-Advisory Contract in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the
Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contract and Sub-Advisory Contract and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Management Contract and Sub-Advisory Contract were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category, Selected Peer Group, and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, by the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee schedules. The Board also considered that, while the Fund does not have management fee breakpoints, it does have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Fund and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Fund and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when the Fund first was organized; differences in the original sponsors of the funds or other clients that now are managed by the Manager; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by the Fund to the Manager compared to the Fund’s Selected Peer Group under the “bundled fee” arrangement in return for a single management fee. The Board also considered the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving the Fund’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Fund asset levels and flows as of August 31, 2017, and September 30, 2017. The Fund’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Target Payment Fund, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Fund outperformed its Morningstar category average for the three-year and five-year periods, and underperformed for the year-to-date and one-year periods; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the fourth quintile for the year-to-date and one-year periods.
In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the effect that the Fund’s options overlay strategy had on the Fund’s performance; and (2) Management’s discussion of the Fund’s favorable performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Fund, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is below the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADDITIONAL INFORMATION (Unaudited)

MANAGED PAYMENT POLICY
The Fund’s Managed Payment Policy is designed to provide investors with regular cash flows from their investment. The policy provides for 12 level monthly payments throughout each calendar year. This payment policy enables investors to target the total dollar amount of the monthly payments they receive from their holdings in the Fund each year by purchasing the number of shares that will translate into their target monthly payment amount.
For the calendar year 2018, the Fund will make a level monthly payment of  $0.038 per share for Class A shares, $0.034 per share for Class C shares, $0.040 per share for Class I shares, $0.036 per share for Class R shares, $0.040 per share for Class R6 shares and $0.040 per share for Class W shares. The level monthly payment amount for calendar year 2018 will be the product of: (i) the annual payment rate (“Annual Payment Rate”) of 5.50% for Class A shares, 4.75% for Class C shares, 5.81% for Class I shares, 5.25% for Class R shares, 5.75% for Class R6 shares and 5.75% for Class W shares, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of  $380 from their holdings in Class A shares, $340 from their holdings in Class C shares, $400 from their holdings in Class I shares, $360 from holdings in Class R shares, $400 from holdings in Class R6 shares and $400 from holdings in Class W shares from the Fund during 2018.
The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.
Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: (i) the Annual Payment Rate, for the Fund’s shares; and (ii) the Trailing Average Account Value, which will vary for the Fund’s shares.
While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.
Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.
MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS
In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.
The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.
RETURN OF CAPITAL
Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will

ADDITIONAL INFORMATION (Unaudited) (continued)

provide disclosures with payments made that estimate the percentages of the year- to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163309         (0418-062218)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: July 9, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: July 9, 2018